UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2017

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MPLX LP
(Exact name of registrant as specified in its charter)
 _____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio		45840
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

MPLX LP (the "Partnership") is furnishing supplemental information concerning the 2016 Unaudited Quarterly Recasted Statements of Income for each of the quarters in the year ended December 31, 2016. As a result of the Partnership's acquisition from Marathon Petroleum Corporation ("MPC") of Hardin Street Transportation LLC ("HST"), Woodhaven Cavern LLC ("WHC") and MPLX Terminals LLC ("MPLXT") on March 1, 2017, management desires to provide information to investors to enhance the understanding of each component's historical operating performance. The results for MPLXT are recast effective April 1, 2016. Prior to this date, MPLXT was not considered a business for accounting purposes and therefore there are no financial results from which to recast. As the acquisition of HST, WHC and MPLXT from MPC was a transfer between entities under common control, the basis of the assets acquired from MPC is MPC's historical basis instead of fair value. Accordingly, beginning with the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, the Partnership retrospectively adjusted the historical financial results for all periods to include HST, WHC and MPLXT as required for transactions between entities under common control.

The 2016 Unaudited Quarterly Recasted Statements of Income have been prepared based on the consolidated financial statements included in the Partnership's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016 and September 30, 2016 and the Partnership's Annual Report on Form 10-K for the year ended December 31, 2016. The 2016 Unaudited Quarterly Statements of Income should be read in conjunction with such historical consolidated financial statements, including the related financial statement notes.

The detailed 2016 Unaudited Quarterly Recasted Statements of Income are being furnished as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The 2016 Unaudited Quarterly Recasted Statements of Income are presented for illustrative purposes only and are based on available information and assumptions the Partnership believes are reasonable. They do not purport to represent what the actual consolidated results would have been if the acquisitions of HST, WHC and MPLXT had occurred on January 1, 2016, nor are they necessarily indicative of future consolidated results of operations. Actual results of operations may differ, perhaps significantly, from the amounts reflected in the 2016 Unaudited Quarterly Recasted Statements of Income.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	2016 Unaudited Quarterly Recasted Statements of Income

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC
Its general partner

Date: May 1, 2017	By:	/s/ Pamela K. M. Beall
Name: Pamela K. M. Beall
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	2016 Unaudited Quarterly Recasted Statements of Income